UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2025

LOCKHEED MARTIN CORPORATION
(Exact name of registrant as specified in its charter)

Maryland		1-11437	52-1893632
(State or other jurisdiction		(Commission File Number)	(IRS Employer
of incorporation)			Identification No.)

6801 Rockledge Drive
Bethesda,	Maryland		20817
(Address of principal executive offices)			(Zip Code)
(301) 897-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	LMT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On July 28, 2025, Lockheed Martin Corporation (the “Company”) completed the issuance and sale of a total of $2,000,000,000 of senior unsecured notes, consisting of $500,000,000 aggregate principal amount of 4.150% Notes due 2028 (the “2028 Notes”), $750,000,000 aggregate principal amount of 4.400% Notes due 2030 (the “2030 Notes”) and $750,000,000 aggregate principal amount of 5.000% Notes due 2035 (the “2035 Notes” and, together with the 2028 Notes and 2030 Notes, the “Notes”), pursuant to an underwriting agreement (the “Underwriting Agreement”), dated July 23, 2025, among the Company and Citigroup Global Markets Inc., Credit Agricole Securities (USA) Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named in Schedule I thereto. The Notes were sold in a public offering pursuant to the Company’s effective registration statement on Form S-3 (File No. 333-271325) and the base prospectus included in that registration statement, as supplemented by the final prospectus supplement, dated July 23, 2025, as filed with the Securities and Exchange Commission (“SEC”) on July 24, 2025 (the “Final Prospectus Supplement”).

The 2028 Notes mature on August 15, 2028, the 2030 Notes mature on August 15, 2030, and the 2035 Notes mature on August 15, 2035. The Company will pay interest on each series of Notes semi-annually in arrears on February 15 and August 15 of each year, beginning on February 15, 2026. The Company may, at its option, redeem the Notes of any series in whole or in part at any time at the redemption prices described in the Final Prospectus Supplement and the applicable Note.

The Notes were issued under the indenture, dated as of April 18, 2023 (the “Indenture”), between the Company and U.S. Bank Trust Company, National Association, as trustee.

A copy of the Indenture was previously filed as Exhibit 4.1 to the Company’s registration statement on Form S-3 (File No. 333-271325) filed with the SEC on April 18, 2023.

The Company intends to use the net proceeds from the offering of the Notes for general corporate purposes, which may include the repayment of existing indebtedness.

A copy of the Underwriting Agreement and the forms of Notes are filed as exhibits to this report and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
1.1
Underwriting Agreement, dated July 23, 2025, by and among Lockheed Martin Corporation and Citigroup Global Markets Inc., Credit Agricole Securities (USA) Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named in Schedule I thereto

4.1	Form of 4.150% Notes due 2028

4.2	Form of 4.400% Notes due 2030

4.3	Form of 5.000% Notes due 2035

5.1	Opinion of Hogan Lovells US LLP

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lockheed Martin Corporation
(Registrant)

Date: July 28, 2025	By:	/s/ John E. Stevens
John E. Stevens
Vice President and Chief M&A and Securities Counsel